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                                                                   EXHIBIT 23.8



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of
UroHealth Systems, Inc. (Form S-8, No. 333-           ) of our report dated
August 23, 1993, relating to the consolidated statement of operations, stockholders' equity, and cash flows for Richard-Allan Medical Industries for the fiscal year ended June 30, 1993.



                                        /s/ BDO SEIDMAN, LLP
                                        ------------------------------
                                            BDO SEIDMAN, LLP



Kalamazoo, Michigan
January 8, 1997